                        EAI SELECT MANAGERS EQUITY FUND

                             PROSPECTUS MAY 1, 1999


EAI Select Managers Equity Fund ("the Fund") is an open-end management investment company with a diversified equity portfolio.

The Fund's objective is long-term capital appreciation.

The Fund invests primarily in common stocks.

The Fund's assets are managed by multiple subadvisers.

The Fund is designed for investors who want the potential for long-term capital gains historically provided by common stocks.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] EAI
       SELECT

EAI Select Managers Equity Fund
EAI Securities Inc.
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958


                       EAI SECURITIES INC. (203) 855-2200

                               TABLE OF CONTENTS

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I.THE EAI SELECT MANAGERS EQUITY FUND.......................................   2

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   This section gives an overview of the Fund's objectives, its investment advisory arrangements, its distributor, its price, and the principal risks involved in investing in the Fund. It also includes charts and tables show-ing the Fund's past performance and its expenses.

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II.THE FUND IN DETAIL.......................................................   5

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   This section describes the Fund in detail. It includes its investment ob-jective and policies, its investment techniques and associated risks, its management, the compensation arrangements for its managers, and a biography of its Portfolio Manager.

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III.SHAREHOLDER INFORMATION.................................................   8

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   This section tells you how to buy or sell shares. It also includes infor-mation about share valuation, Fund dividends and distributions, and about tax matters.

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IV.FINANCIAL HIGHLIGHTS.....................................................  12

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   The financial highlights table will help you understand the Fund's finan-cial performance since its inception three years ago.

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                     I. THE EAI SELECT MANAGERS EQUITY FUND

                                      --

  This section gives an overview of the Fund's objectives, its investment advi-sory arrangements, its distributor, its price, and the principal risks involved in investing in the Fund. It also includes a chart and tables showing the Fund's past performance and its fees and expenses.

Fund Description

  Objective: The Fund aims for long-term capital appreciation.

Principal Strategies

  The Investment Adviser: The Fund is managed by Evaluation Associates Capital Markets, Inc., (the "Manager"), a registered investment adviser. The Manager selects, supervises, and allocates assets among the Fund's Subadvisers.

  The Fund uses subadvisers who invest primarily in domestic common stocks is-sued by companies of any size.

  The Subadvisers: The Fund has five Subadvisers:

  . Iridian Asset Management LLC primarily invests according to a value phi-losophy in securities of larger companies.

  . Liberty Investment Management primarily invests for both growth and value in securities of medium (2 to 10 billion average market cap) to large sized companies.

  . Mastrapasqua & Associates, Inc. primarily invests for both growth and value in securities of companies of all sizes.

  . Siphron Capital Management primarily invests for growth in large compa-nies that have a valuable franchise or brand name.

  . Peachtree Asset Management primarily invests according to a growth phi-losophy in securities of companies of all sizes.

  Growth strategy seeks stocks which have above average earnings growth poten-tial. A value strategy seeks stocks which trade at prices that are below their worth in relation to their earnings.

  Principal risks: There can be no assurance that the Fund will achieve its in-vestment objective. Equity investments are subject to ordinary market risks-- prices move up and down and investors of the Fund may lose money. Some addi-tional risks arise from investing in small and medium-sized companies, which may have limited markets and are subject to volatility and limited credit availability. The Fund is relatively small in size; its expenses may amount to a disproportionate percentage of average net assets because of the Fund's rela-tively small size.

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  The information stated below provides some indication of the risks of invest-ing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compared with those of a broad measure of market performance. The performance data represents past performance and is not indicative of future results.

Performance

                           [BAR CHART APPEARS HERE]

                       EAI Select Managers Equity Fund
                           Annual Total Return (%)


                             1996         14.30%
                             1997         28.84%
                             1998         23.86%

Highest Quarterly Return:  20.41% (9/30/98 TO 12/31/98)
Lowest Quarterly Return:  -11.74%  (6/30/98 TO 9/30/98)

                  Average Annual Total Returns as of 12/31/98

                               1 Year  Since Inception (1/2/96)
                               ------  ------------------------
The Fund                       23.86%           22.20%
S&P 500*                       28.67%           28.22%
Morningstar Domestic Equity**  13.41%           17.91%

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* The S&P 500 is an unmanaged, capitalization-weighted index of 500 commonly traded stocks. Index performance reflects reinvestment of dividends.

** Contained 4,739 funds as of 12/31/98.

                                      --

Fees and Expenses

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is sold without sales or redemption charges.

                        EAI Select Managers Equity Fund


   Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)
   Management Fees+                               0.92%
   Other Expenses                                 0.74%
   Total Annual Fund Operating Expenses+          1.66%

 + After fee waiver, Management fees are 0.41% and Total Annual Fund Op-erating Expenses are 1.15%. The Manager has committed to waive a part of its fee for the first four years of operation of the Fund. The waiver period ends on January 2, 2000. This waiver has varied to the extent necessary to limit overall Fund expenses to 1.15%. Total An-nual Fund operating expenses assume a constant net asset value for the Fund of $55 million.

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a hypothetical $10,000 in-vestment. The example assumes an annual return of 5% with redemption at the end of each time period assuming operation expenses remain the same. In a real investment in the Fund, your actual costs may be higher or lower than those shown.

  -----------------
       Example
  -----------------
   1 year    $  169
   3 years   $  523
   5 years   $  902
   10 years  $1,965

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                             II. THE FUND IN DETAIL

                                      --

  This section describes the Fund in detail. It includes its investment objec-tive and policies, its investment techniques and associated risks, its manage-ment, the compensation arrangements for its managers, and a biography of its Portfolio Manager.

Investment Objective and Policies

  Objective: The Fund's objective is long-term capital appreciation. There can be no assurance the Fund will achieve its objective. The Fund's objective is a fundamental policy. That means it may not be changed without majority share-holder approval.

  Kinds of securities in the Fund: The Fund's policy is to invest at least 65% of its assets in equity securities (primarily common stock). This is also a fundamental policy that cannot be changed without approval of a majority of the Fund's shareholders. For temporary defense purposes, the Fund may place all or a part of its assets in cash, short-term commercial paper, U.S. Government se-curities, high quality debt securities, and obligations of banks. When the Fund takes a defensive position it may not meet its investment objective.

  How the Fund invests: The Fund employs a diversified, manager-of-managers in-vestment approach. It selects multiple subadvisers of various equity styles and allocates the Fund's assets among them. The Fund's Manager, EACM, recommends the hiring, termination and replacement of the subadvisers. These subadvisers invest in equity, mostly common stocks.

  The Fund may also invest, to a limited extent, in fixed income securities for current income and capital preservation. These securities will have a maximum remaining maturity of 15 years. These securities include: Securities issued by the U.S. Government and some of its agencies and instrumentalities; corporate bonds or debentures rated not less than Aa by Moody's Investor's Services, Inc. ("Moody's") or AA by Standard and Poor's Corporation (S&P); or unrated debt se-curities determined by the appropriate Subadviser to be of quality comparable to the Moody's or S&P ratings. Some convertibles may be rated lower.

  It is estimated that the Fund's portfoliio turnover rate will not exceed 125% in any year. High portfolio turnover involves correspondingly greater brokerage commissions for the Fund and other transaction costs that are borne directly by the Fund. In addition, high portfolio turnover may also result in increased short-term capital gains which when distributed to shareholders, are treated for Federal income tax purposes as ordinary income.

  The Fund operates under investment limitations which may not be changed with-out majority shareholder approval. You may read these rules in the SAI.

  How the Fund sells: A Subadviser will sell securities for one or more of the following reasons: target price or valuation is met; company begins to deterio-rate; or a better investment opportunity becomes available.


                                      --

  Principal risks, and how the Fund handles them: All investments and all in-vesting techniques involve risks. The Fund's characteristic risks are:

  . Market risk is the risk associated with rising or falling prices result-ing from changing market conditions or from changing fortunes of compa-nies that issue securities. To handle market risk, the Fund invests in a diversified portfolio. In addition, the Fund spreads risk by hiring mul-tiple Subadvisers, each of which manages its investments in different ways. Diversification cannot eliminate all risk. You should expect your Fund shares to rise and fall in price. You may lose money if you invest in the Fund.

  . Securities of small- and medium-sized companies may have more limited markets than the securities of larger companies. This may make them harder to sell if their prices drop. Securities of these companies may also swing more widely in price than the securities of larger companies. The subadvisers seek securities with a high relative value compared to comparable companies (value strategy) and with above average potential for increases in profitability and share price (growth strategy).

  . Its relatively smaller size (as of now) may make Fund expenses dispro-portionately large until the Fund grows more.

Management of the Fund

  The Board of Trustees: The Board of Trustees of the Fund (the "Trustees") supervises the overall operations of the Fund, in accordance with the 1940 Act and Massachusetts General Laws. The Trustees appoint the officers of the Fund every year and approve the selection and termination of the Subadvisers.

  The Manager: Evaluation Associates Capital Markets, Incorporated, 200 Con-necticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958 ("the Manager"). Under a Management Agreement, the Manager acts as investment adviser to the Fund. The Manager, subject to the authority of the Trustees, manages the over-all business affairs of the Fund, selects and terminates the Subadvisers, and allocates portfolio assets among the Subadvisers. The Manager is ultimately responsible for the Fund's performance.

  The Manager is a subsidiary of EAI Partners, L.P., also called the "Parent." The Parent is owned by a total of 34 employee and non-employee investors, none of whom holds more than 25% of the Parent's outstanding equity interests.

  The Parent, both directly and through the Manager, provides investment con-sulting services to a number of institutional and high net worth individual clients. The Parent, both directly and through the Manager, had approximately $2.2 billion under management as of December 31, 1998.

  Compensation and Other Expenses: As compensation for its services, the Man-ager earns a fee, payable quarterly, at the annual rate of 0.92% of the aver-age daily net asset value of the Fund. This is higher than the management fee paid by most investment companies. In 1998 after fee waivers the manager earned 0.41% of the average net asset value of the Fund.

  The Manager agreed to waive a part of its fees for the first four years of Fund operation. This period expires on January 2, 2000. The waiver caps over-all Fund expenses at 1.15% of the average daily net asset value of the Fund. The Manager may terminate this waiver at any time, at its own discretion. Shareholders will be notified of any waiver change at the time it becomes ef-fective.

                                      --

  Year 2000: The Manager, the Subadvisers, the Fund Administrator, the Dis-tributor, the Custodian, and the Transfer Agent have told the Fund that they expect their computer systems to be compliant with the year 2000 issue before December 31, 1999. There can be no assurance, however, that steps taken by these business entities will entirely prevent adverse impact to the Fund.

  The Subadvisers: The Fund currently has five Subadvisers.

  . Iridian Asset Management, 276 Post Road West, Westport, Connecticut
    06880- 4704, formed in March, 1996, is owned by Harold Levy and David Cohen. Iridian is the successor to Arnold and S. Bleichroeder Capital, a division of Arnhold and S. Bleichroeder, Inc. As of December 31, 1998, assets under management totaled approximately $6.1 billion.

  . Liberty Investment Management, 2502 Rocky Point Drive, Tampa, Florida
    33607, formed in January, 1976, is a division of Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs, & Co. As of December 31, 1998, assets under management totaled approximately $11 billion.

  . Mastrapasqua & Associates, Inc., 814 Church Street, Nashville, Tennessee
    37203, formed in 1993, is wholly owned by Frank Mastrapasqua. As of De-cember 31, 1998, assets under management totaled approximately $435 mil-lion.

  . Peachtree Asset Management, One Peachtree Center, Suite 4500, 303
    Peachtree Street, Atlanta, Georgia 30308, formed in 1994, is a division of Mutual Management Corp., an indirect subsidiary of Citigroup Inc. As of December 31, 1998, assets under management totaled approximately $1.8 billion.

  . Siphron Capital Management, 280 South Beverly Drive, Suite 412, Beverly
    Hills, California 90212, formed in 1991, is wholly owned by David Siphron. As of December 31, 1998, assets under management totaled ap-proximately $980.3 million.

  The Manager pays a part of its fees to the Subadvisers, who receive no com-pensation directly from the fund.

           Subadviser fees paid by Manager from its management fees

                                 Annual percentage rate
                                 ----------------------
Iridian Asset Management LLC              .375%
Liberty Investment Management             .375%
Mastrapasqua & Associates, Inc.           .375%
Peachtree Asset Management                .375%
Siphron Capital Management                .375%

  Subadviser fees are expressed as a per-year percentage of the average of the monthly net asset value of the assets of the Fund managed by each Subadviser. Subadvisers will not always be paid at the same rate. If the rates differ, the Manager will retain a varying amount of the management fee.

  The Portfolio Manager: Mr. Keith Stransky serves as portfolio manager of the Fund. Mr. Stransky is Executive Vice President of the Manager. He has also been Director of Traditional Funds Management and Research for the Manager for the past eight years. In that position, he manages and researches the Manag-er's tradi-

                                      --
tional investment vehicles. He joined the Parent in 1983 and has been portfo-lio manager since the Fund's inception. Mr. Stransky has 24 years of consult-ing-related investment experience. He is a Chartered Financial Analyst (CFA).

                         III. SHAREHOLDER INFORMATION

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  This section tells you how to buy or sell shares. It also includes informa-tion about share valuation, Fund dividends and distributions, and about tax matters.
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Buying Shares

  You may buy Fund shares, which are offered on a continuous basis, at the net asset value (NAV) per share next computed after the Transfer Agent receives your order. Orders received by the Fund or the Transfer Agent before 4:00 p.m. Eastern time on any business day will be filled at the NAV computed for that day. Orders received after 4:00 p.m. will be filled at the NAV computed on the next business day. The wire transfer deadline is 3:00 p.m. Eastern time.

  To buy shares directly from the Fund, send an account application and a check (U.S. bank, U.S. dollars) payable to EAI Select Managers Equity Fund to:

    EAI Select Managers Equity Fund
    c/o DST Systems, Inc.
    P.O. Box 419563
    Kansas City, Missouri 64141-9563

  Send overnight deliveries to:

    EAI Select Managers Equity Fund
    c/o DST Systems, Inc.
    210 W. 10th St., 8th Flr.
    Kansas City Missouri, 64105

  For Fed Funds or wire purchase information, call the Transfer Agent at (800) 798-8055.

  Minimum purchase requirements:

   Initial investment     $50,000
   Additional investment    1,000

  The Fund or the Manager may waive these minimums in some circumstances-- e.g., for share purchases by employees of the Parent or its affiliates.

  If your check bounces, your order will be cancelled, and you will be respon-sible for any loss the Fund incurs. The Fund may also bar you from buying shares in the future. To make sure that checks are collected, the Fund does not allow the sale of shares purchased by check until the original check clears. That could take as long as 15 days.

  The Fund does not issue share certificates.

                                      --

  You may also buy Fund shares by exchanging other securities for them subject to the Manager's approval. This is called an "in-kind purchase." You must sub-mit a written description of the securities you propose to exchange. Call the Manager at (203) 855-2200 for instructions about submitting this description. The Manager will respond to your request within five business days. If the Manager approves the exchange, the Manager will provide you with a transmittal form, which you must fill out and return to the Manager.

  The securities you propose to exchange are valued as described below under "Valuation of Shares," in the same way as Fund shares. These values may change between the time you first offer securities to the Fund and the time the ex-change is actually made.

  You may have a gain or loss for Federal income tax purposes from an in-kind exchange. See "Federal Income Tax Status" in the SAI.

  All interest, dividends, and subscription or other rights which go "ex" af-ter the time of valuation in connection with the securities you tender to the Fund become the property of the Fund, and you must deliver them forthwith to the Fund as soon as you receive them from the issuer.

  You may be required to represent and agree that all securities offered to the Fund are not subject to any restriction upon their sale by the Fund under Federal securities laws, or otherwise.

Selling (Redeeming) Shares

  You may sell (redeem) Fund shares at any time at their net asset value. If the Fund receives your sell order before the close of trading on the NYSE on a day when the Transfer Agent is open, you will receive the NAV determined on that day. Orders received after that time will be sold at the NAV determined on the next day. Do not send sell orders to the Fund at the address on the front of this prospectus. Sell orders must be sent to the Transfer Agent at:

    EAI Select Managers Equity Fund
    DST Systems, Inc.
    P.O. Box 419563
    Kansas City, Missouri 641410-9563

  Overnight delivery service address:

    EAI Select Managers Equity Fund
    DST Systems, Inc.
    210 W. 10th Street, 8th Floor
    Kansas City, Missouri 64105.

  A written sale (redemption) order must include

  . The name of the Fund

  . Your account name and number

  . The number of shares or dollar amount to be sold

  . Your signature

  If you sell shares by phone, the Fund or Transfer Agent will confirm your address and bank account information, record your instructions on tape, and confirm

                                      --
your redemption in writing. If there has been a change of address in the past 60 days, a telephone redemption will not be authorized. The Fund and the Trans-fer Agent will take reasonable precautions to make sure phone instructions are genuine.

  If you sell more than $1,000 worth of shares, the amount will be wired to a U.S. commercial bank account designated by you. If you sell less than $1,000, the proceeds will be mailed to you at the address of record on the account.

  The Fund may pay for share sales either in cash or in kind. However, the Fund has chosen to pay all redemptions in cash, not to exceed the lesser of $250,000 or 1% of the net asset value of the Fund to any single shareholder in any 90-day period. See the SAI for the applicable securities law citation. If you re-ceive payment in kind, Fund shares will be valued by the same method described under "Valuation of Shares," below; you will incur brokerage costs when you sell securities received as in-kind payment for Fund shares.

  The Fund reserves the right to redeem accounts that fall below $5,000 because of share sales by the accountholder. The Fund will give you 60 days notice of such action.

  The Fund may refuse a share sale order within seven days of receiving the or-der: 1) for any time the NYSE is closed (other than customary weekends or holi-
days); 2) when NYSE trading is restricted; 3) when an emergency exists that makes it impracticable to sell or value Fund shares; or 4) for other periods when the SEC permits such refusal for the protection of shareholders of the Fund.

Valuation of Shares

  The price of Fund shares is based on the Fund's net asset value per share. Fund shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

  Net asset value (NAV) per share is equal to the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Assets and lia-bilities are determined by following generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission
(SEC).

  Shares traded on national exchanges are valued based on the last quoted sale price on or recently before the valuation date. If the securities are traded on more than one exchange, the Fund will use the share value on the principal ex-change that trades the shares.

  Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or the last quoted bid price.

  Other securities, where market quotes are not readily available, are valued at fair value, determined in good faith according to procedures established by the Trustees.

Dividends and Distributions

  The Fund normally makes distributions once a year in December. Distributions of net investment income and capital gain will be in the form of an income div-idend. Distributions of long-term capital gains, if any, will be distributed to shareholders as such--and will qualify for the capital gains tax rate. See "Tax Matters."

                                      --

Tax Matters

  All income dividends, including distributions of short-term capital gains, are generally taxable as ordinary income for Federal income tax purposes.

  Income realized during the year is paid only to those investors who hold Fund shares at the end of the year, not to investors who sold their shares in the course of that year. End-of-year Fund shareholders may be taxed on a dis-proportionate amount of the entire gains realized by the Fund during the year.

  The Fund has qualified as a regulated investment company. Regulated invest-ment companies distribute substantially all their net income to shareholders, and the companies do not ordinarily pay Federal tax on that income.

  The Fund may, under certain circumstances, be considered a personal holding company. The Fund was so treated for its 1998 tax year. Personal holding com-pany status occurs when on any single day of the last half of the year, 5 or fewer shareholders own more than 50% of a Fund's outstanding shares. In such years the Fund must distribute 100% of its taxable income or be taxed on its undistributed income at the highest corporate tax rates plus a penalty of 39.6% of the undistributed amount.

  Please consult your tax adviser for more information about your tax status in connection with buying, owning, or selling Fund shares.

  The Manager's authority over the Subadvisers: The Fund has received an order from the SEC exempting the Fund from certain provisions of the Investment Com-pany Act of 1940 (the "1940 Act"). This order entitles the Manager, subject to approval of the Trustees, to hire and fire Subadvisers, to change terms of sub-advisory agreements, or to continue the engagement of particular Subadvisers after events which would otherwise require their automatic termi-nation under the 1940 Act. Shareholders still have the right to terminate a Subadviser agreement on their own at any time by a vote of a majority of out-standing shares.

  The Transfer Agent: DST Systems, Inc., 210 W. 10th Street, 8th Floor, Kansas City, Missouri 64105, serves as the Fund's transfer, dividend disbursing, and shareholder servicing agent.

  The Distributor: EAI Securities, Inc. (the "Distributor"), 200 Connecticut Avenue, Norwalk, Connecticut 06854-1958, an affiliate of the Manager, serves as distributor of the Fund's shares. The Manager may pay certain financial in-stitutions that are not affiliated with the Fund or the Distributor out of is own funds in connection with some sales to shareholders.

  Share price for purchase or sale: You buy Fund shares from the Distributor at the net asset value (NAV) per share next computed after your order is re-ceived by the Transfer Agent.

   Minimum initial investment*    $50,000
   Minimum subsequent investment    1,000

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* The minimum investment requirement may be waived by the Fund or the Manager in certain circumstances.

                                      --

                            IV. FINANCIAL HIGHLIGHTS

                                      --

  The financial highlights table will help you understand the Fund's financial performance since its inception. Some parts of the table show financial results for a single Fund share. The "total return" line on the table shows the rate an investor would have earned or lost on an investment in the Fund, assuming rein-vestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report incorporated by reference (avail-able on request).
                        EAI Select Managers Equity Fund
                              Financial Highlights


  For a share outstanding throughout each period

                                                                For the period
                                                                January 2, 1996
                                                                      to
                                              1998     1997    December 31, 1996
                                             -------  -------  -----------------
   Net Asset Value, Beginning of Period      $  9.43  $ 10.82       $ 10.00
                                             -------  -------       -------
    Income From Investment Operations
     Net Investment Income                      0.01     0.08          0.08
     Net Gains on Investment (both realized
       and unrealized)                          2.24     3.04          1.35
                                             -------  -------       -------
      Total From Investment Operations          2.25     3.12          1.43
                                             -------  -------       -------
    Less Distributions from:
     Net Investment Income                     (0.02)   (0.08)        (0.08)
     Net Realized Gain on Investments          (1.37)   (4.43)        (0.53)
                                             -------  -------       -------
   Total distributions                         (1.39)   (4.51)        (0.61)
                                             -------  -------       -------
   Net Asset Value, End of Period            $ 10.29  $  9.43       $ 10.82
                                             =======  =======       =======
   Total Investment Return(b)                  23.86%   28.84%        14.30%
   Ratios/Supplementary Data
   Net Assets, End of Period (000)           $55,449  $52,344       $88,607
   Ratio of Gross Expenses to Average Net
     Assets                                     1.66%    1.55%         1.50%(d)
   Ratio of Net Expenses to Average Net
     Assets                                     1.15%    1.15%         1.15%(d)
   Ratio of Net Investment Income to
     Average Net Assets(c)                      0.09%    0.37%         0.73%(d)
   Portfolio Turnover Rate                        63%      78%          174%

  -------------------------
  (a) Commencement of operations.
  (b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the payable date and a redemp-tion on the last day of the period. Total return for the periods less than one year are not annualized.
  (c) Ratios would have been (0.42%), (0.03%) and 0.38%, respectively, had the Manager not waived expenses.
  (d) Annualized.

                                      --

For more detailed information, see the state-ment of Additional Information
(SAI),which is incorporated by reference into this prospectus. You can get more information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's perfor-mance during it's last fiscal year.

 For copies of SAIs,
semi-annual or annual reports at no charge and for other information and inquiries regarding the Fund...

 .  Call EAI at the number below.
        EAI Securities, Inc.
        200 Connecticut Avenue, Suite 700
        Norwalk, Connecticut 06854-1985
        (203) 855-2200

   For copies of SAIs, semi-annual or annual reports, investors may also...

 .   Go to the Public Reference Room of the Securities and Exchange Commission.

 .   Call the SEC at (800) SEC-0330, or write to them at the Public Reference
    Section Washington, D.C. 20549-6009, and ask them to send you a copy. There is a fee for this service.

 .   Download documents from the SEC's web-site at http:\\www.sec.gov

SEC Registration Number #811-9112

[LOGO] EAI
       SELECT

                        EAI SELECT MANAGERS EQUITY FUND
                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999

       200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958
                                 (203) 855-2200

                      Shareholder Services (800) 798-8055



  This Statement of Additional Information relates to EAI Select Managers Equity Fund (the "Fund"). This Statement of Additional Information is not a prospectus; it should be read in conjunction with the Prospectus of the Fund dated May 1, 1999, copies of which may be obtained without charge by contacting EAI Securities Inc. at 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854-1958, (203) 855-2200.

  This Statement of Additional Information is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

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                               TABLE OF CONTENTS

           INVESTMENT RESTRICTIONS AND OPERATING POLICIES................................   2
           RISK FACTORS..................................................................   4
           PORTFOLIO TURNOVER............................................................   5
           TRUSTEES AND OFFICERS.........................................................   6
           PRINCIPAL SHAREHOLDERS OF THE FUND ...........................................   8
           INVESTMENT ADVISORY AND OTHER SERVICES........................................   9
           TRANSACTIONS IN PORTFOLIO SECURITIES..........................................  13
           SHARES OF THE FUND............................................................  15
           PURCHASE AND PRICING..........................................................  15
           FEDERAL INCOME TAX STATUS.....................................................  16
           PERFORMANCE DATA..............................................................  18
           DIVIDENDS AND DISTRIBUTIONS...................................................  20
           DESCRIPTION OF SHARES AND VOTING RIGHTS.......................................  20
           FINANCIAL STATEMENTS..........................................................  20

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                 INVESTMENT RESTRICTIONS AND OPERATING POLICIES

     Except as described below, the following investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund, as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may not:

     1. Invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the holdings of its securities of such issuer exceeds 5% of its total assets.

     2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government, its agencies and instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction. (Unless otherwise provided, for purposes of this restriction, the term "industry" shall be defined by reference to the Securities and Exchange Commission ("SEC") Industry Codes set forth in the Directory of
                                                                ------------
Companies Required to File Annual Reports with the Securities and Exchange
--------------------------------------------------------------------------
Commission.)
----------

     3. Acquire more than 10% of the outstanding voting securities of any one issuer.

     4. Borrow amounts in excess of 33 1/3% of its total assets taken at cost or at market value, whichever is lower. It may borrow only from banks as a temporary measure for extraordinary or emergency purposes. It will not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness.

     5. Invest more than 15% of the value of its net assets in illiquid instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by it, repurchase agreements which mature in more than 7 days, variable rate industrial development bonds which are not redeemable on 7 days demand and investments in time deposits which are non-negotiable and/or which impose a penalty for early withdrawal.

     6. Invest in companies for the purpose of exercising control or management.

     7. Purchase or sell real estate; provided, however, that it may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Purchase or sell physical commodities, except that the Fund may purchase or sell options and futures contracts thereon (subject to Board of Trustees approval).

     9.  Engage in the business of underwriting securities issued by others.

     10. Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of any Sub adviser in order to save brokerage costs or to average prices shall not be considered a joint securities trading account.

     11. Make loans to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government entity which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than Baa by Moody's or BBB by Standard and Poor's (although convertible securities may have lower ratings), privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into "repurchase agreements."

     12. Purchase the securities of other investment companies except where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (a) 3% of such company's total outstanding voting stock is owned by the Fund, (b) 5% of the Fund's total assets, taken at market value, would be invested in any one such company or (c) 10% of the Fund's total assets, taken at market value, would be invested in all such securities (except for mergers of investment companies).

     13. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Fund, including the Sub advisers and their affiliates, except as permitted by the 1940 Act and except for the purchase of the Fund's initial assets from certain investors in The EAI Small Managers Equity Fund Trust.

     14. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Fund, or the Manager or a Sub adviser or their directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

     15.  Issue senior securities.

     16. Invest more than 35% of its total assets in securities which are not equity securities; provided, however, that the Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, short-term commercial paper, U.S. Government securities, high quality debt securities and obligations of banks when, in the judgment of the Manager or a Sub adviser, such investments are appropriate in light of economic or market conditions.

     In addition to the foregoing investment restrictions which may not be changed without Shareholder approval, the Fund is subject to the following operating policies which may be amended by the Fund's Board of Trustees (the "Trustees"). Pursuant to these operating policies, the Fund may not:

     1.   Invest in real estate limited partnership interests.

     2.   Invest in oil, gas or mineral leases.

     3. Invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, or invest more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

     4.   Purchase or sell a futures contract or an option thereon.

     5. Purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions.

     6.   Effect short sales of securities.

     7.   Purchase or sell put or call options.

     8.   Purchase or sell mortgage-backed debt securities.

     9. Borrow cash in amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, except for temporary purposes.


                                  RISK FACTORS

     In addition to the general risks associated with the Fund, certain types of securities in which the Fund invests from time to time present more specific risks.

Foreign Securities
------------------

     While the Fund does not directly invest in foreign securities, it may invest to a limited extent in sponsored or unsponsored American Depositary Receipts ("ADRs") or other investment companies that invest in foreign securities, so the performance of these investments will depend upon the performance of the underlying foreign securities. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent a deposit with the bank of a foreign company's securities. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying foreign securities. Ownership of unsponsored ADRs may not entitle the Fund to financial or other reports of the issuer, to which it would be entitled as the owner of sponsored ADRs. Investments in foreign securities involve risks that differ from investments in securities of domestic issuers. Such risks may include political and economic developments, the possible imposition of withholding taxes, possible seizure or nationalization of assets, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the Fund's investments. In addition, foreign countries may have less well-developed securities markets as well as less regulation of stock exchanges and brokers and different auditing and financial reporting standards. Not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which may be less stable, than those of developed countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Illiquid Securities
-------------------

     The Fund may invest up to 15% of its net assets in securities that are not readily marketable ("illiquid securities"). These securities, which may be subject to legal or contractual restrictions on their resale, may involve a greater risk of loss. Securities that are not registered for sale under the Securities Act of 1993, as amended (the "1993 Act"), but are eligible for resale pursuant to Rule 144A under the 1933 Act, will not be considered illiquid for purposes of this restriction if the appropriate Sub-adviser, subject to the review of the Trustees determines, that such securities have a readily available market.

Repurchase Agreements
---------------------

     In a repurchase transaction, the Fund purchases a security from a bank or broker-dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreedupon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying security and the value received upon disposal being less than the amounts due the Fund. The Fund may not invest in repurchase agreements with a maturity of more than seven days if the aggregate of such investments, along with other illiquid securities, exceeds 15% of the value of the Fund's net assets.


Warrants
--------

     The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specific price until expiration of the warrant.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and are considered speculative investments. For example, if a warrant were not exercised by the date of its expiration, the Fund would lose its entire investment. The Fund's investments in warrants will not exceed 5% of the value of its net assets (calculated at market value at the time of each investment), and not more than 2% of its net assets will be invested in warrants or rights not listed on the New York Stock Exchange.


Investment Companies
--------------------

     The Fund may invest in other registered investment companies which in turn invest in the types of securities discussed in the preceding paragraphs. As such, the performance of the Fund's investments in those other investment companies will be subject to the sorts of risks described above. Pursuant to the 1940 Act, the Fund may acquire no more than 3% of the outstanding voting stock of any single investment company, and it may invest no more than 5% of its assets in any one investment company and no more than 10% of its assets (in each case taken at market value and measured immediately after giving effect to such investment) in all of the investment companies whose securities it owns. When the Fund invests in the securities of other registered investment companies, certain expenses, such as management fees, will be duplicated.


                               PORTFOLIO TURNOVER

     Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund expects to engage in a substantial number of portfolio transactions and may dispose of securities without regard to the timing of such a disposition if, for defensive or other purposes, such a disposition is, in the opinion of the Sub advisers, in the best interest of the Fund. It is estimated that the Fund's portfolio turnover rate will not exceed 200% in any year. High portfolio turnover involves correspondingly greater brokerage commissions for the Fund and other transaction costs that are borne directly by the Fund. In addition, high portfolio turnover may also result in increased short-term capital gains which when distributed to shareholders, are treated for Federal income tax purposes as ordinary income.

                             TRUSTEES AND OFFICERS

     The Fund is governed by the Trustees, who make broad policy decisions and exercise general supervision over the operation of the Fund. The Trustees and officers of the Fund, their addresses, positions with the Fund, ages and principal occupations during the past five years are listed below.

Name, Address                   Position with                Principal Occupation During
and Age                         Fund                         Past Five Years
-------                         -------------------          ---------------------------

Phillip N. Maisano*+#           Trustee, Chief Executive     Chief Executive Officer, President and Director of
200 Connecticut Avenue,         Officer and President        Evaluation Associates Holding Corpora-
Suite 700                                                    tion ("Holding"), which is the general
Norwalk, CT 06854-1958                                       partner of EAI Partners, L.P., an
51 years of age                                              investment consulting and management
                                                             company and parent of the Manager, as
                                                             defined below (the "Parent");
                                                             Chairman, Chief Executive Officer and
                                                             Director of Evaluation Associates
                                                             Capital Markets, Incorporated (the
                                                             "Manager"), an investment management
                                                             and consulting company and investment
                                                             adviser to the Fund; Chairman and
                                                             Director of EAI Securities Inc. (the
                                                             "Distributor"), a registered
                                                             broker/dealer and the distributor
                                                             for the Fund.


Keith Stransky*#                Trustee and                  Senior Vice President of Holding; Executive
200 Connecticut Avenue,         Senior Vice                  Vice President of the Manager.
Suite 700                       President
Norwalk, CT  06854-1958
47 years of age

Charles E. Collard@+            Trustee                      Vice President, Airline Claim,
106 Stoneridge Road                                          Associated Aviation Underwriters,
New Providence, NJ 07974                                     an aviation insurance company.
65 years of age

Neal Jewell@+                   Trustee                      Executive Vice President,
355 Thornridge Drive                                         AIGAM, a division of AIG and a
64 years of age                                              registered investment advisor (1991-
                                                             1994); retired/part-time independent
                                                             consultant; Trustee of Diversified
                                                             Investment Portfolios.



James Schuppenhauer++@          Trustee                      Vice President, Administration
Belmont Abbey College                                        and Finance, Belmont Abbey College.
100 Belmont Mt. Holly Road
Belmont, NC 28012
55 years of age

William C. Crerend              Vice President               Self-employed Consultant  (1993-1994
200 Connecticut Avenue                                       for the Manager
Suite 700                                                    (1994); Senior Vice President and General
Norwalk, CT 06854-1958                                       Counsel of the Manager (1993-1997);
36 years of age                                              Executive Vice President,
                                                             Chief Operating
                                                             Officer and General Counsel of the Manager;
                                                             Senior Vice President and
                                                             General Counsel of the Parent; Senior
                                                             Vice President and Agent for the
                                                             Distributor




Peter Gwiazdowski               Treasurer                    Self-employed as Cer-
200 Connecticut Avenue                                       tified Public Accountant (1993-1994);
Suite 700                                                    Employed in Corporate Treasury by
Norwalk, CT  06854-1958                                      Dunhill Temporary Systems (1994); Vice
45 years of age                                              President and Treasurer of the Manager.



Elke Bartel                     Secretary                    Secretary of the Manager and the
200 Connecticut Avenue                                       Distributor; Senior Vice President,
Suite 700                                                    Secretary and Treasurer of the
Norwalk, CT 06854-1958                                       Parent
56 years of age

Thomas H. Elwood                Assistant                    Former Associate Counsel of Jefferson Pilot
99 Park Avenue                  Secretary                    Insurance Company and officer of other
New York, NY 10016                                           investment companies distributed  by Jeffersosn
51 years of age                                              Pilot and its affiliates (1994-1998);
                                                             Vice President and Secretary of funds
                                                             advised by Van Eck Associates Corpora-
                                                             tion and officer of funds distributed and
                                                             administered by Van Eck Associates
                                                             Corporation; Vice President and/or
                                                             General Counsel of Van Eck Associates
                                                             Corporation and other affiliated
                                                             companies.

----------
*    An "interested person" as defined in the 1940 Act.
+ Member of the Executive Committee - under the Fund's By-laws, has the authority to conduct the current and ordinary business of the Fund while the Board of Trustees is not in session.
#    Member of the Nominating Committee for interested Trustees.
+    Member of the Nominating Committee for non-interested Trustees.
@ Member of the Audit Committee - reviews fees, services, procedures, conclusions and recommendations of independent auditors.

     The Trustees of the Fund who are not "interested" persons of the Fund (as defined in the 1940 Act) each receive an annual retainer of $5,000. During the year ended December 31, 1998, no Trustee or executive officer of the Fund or any affiliated person of the Fund received annual compensation from the Fund in excess of $60,000.


                                  Pension or Retire-  Estimated       Total
                                    ment Benefits       Annual    Compensation
                     Aggregate     Accrued as Part     Benefits   From the Fund
Name of Person,    Compensation    of Fund Expenses      Upon       and Fund
Position           From the Fund     to Trustees      Retirement  Complex Paid
-----------------  -------------  ------------------  ----------  -------------

P.N. Maisano            $0                $0               $0          $0
Trustee and
President

K. Stransky             $0                $0               $0          $0
Trustee and
Senior Vice
President

Charles Collard        $5,000             $0               $0         $5,000
Trustee

Neal Jewell            $5,000             $0               $0         $5,000
Trustee

James                  $5,000             $0               $0         $5,000
Schuppenhauer
Trustee


                       PRINCIPAL SHAREHOLDERS OF THE FUND


     As of December 31, 1998, the following persons or entities owned, beneficially or of record, 5 percent or more the Fund's outstanding shares:

                                                   Percentage Fund    Owned of Record,
Name & Address                                     Shares Owned       Beneficially Or Both
--------------                                     ------------       --------------------
Retirement Plan for Partners and Employees of          28.0%          Owned of Record and
Day, Berry & Howard                                                   Beneficially
CityPlace
Hartford, CT 06103

Evaluation Associates 401K Plan                        16.0%          Owned of Record and
200 Connecticut Avenue                                                Beneficially
Norwalk, CT 06854-1940

Reliastar Life Insurance Company                       10.0%          Owned of Record and
20 Washington Avenue South                                            and Beneficially
Minneapolis, MN 55401

Marine Midland Bank Trustees Genesee Corp.              7.0%          Owned of Record and
   Profit Sharing                                                     and Beneficially
P.O. Box 1329
Buffalo, NY 14240

Petersmeyer Family Foundation, Inc.                     6.0%          Owned of Record
201 Turtle Way
Vero Beach, FL 32963

Carmen M. Nevares                                       6.0%        Owned Beneficially
Green Valley K-3
Garden Hills, Guaynabo, PR 00966


     All Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund as of December 31, 1998. Keith Stransky, a Trustee and officer of the Fund, is Chairman of the Evaluation Associates, Inc. 401(k) Plan and Elke Bartel, an officer of the Fund, is a trustee of the Plan.

                     INVESTMENT ADVISORY AND OTHER SERVICES

General
-------

     The Fund is governed by the Trustees, who are generally responsible for the broad supervision and overall direction of the Fund. The Fund has engaged the Manager, Evaluation Associates Capital Markets, Incorporated, 200 Connecticut Avenue, Suite 700, Norwalk, Connecticut 06854, as the investment adviser and administrative manager of the Fund. The assets of the Fund are managed by asset managers (the "Sub advisers"), who are selected by the Manager, subject to the oversight of the Trustees. The Manager also handles the day-to-day administration of the Fund, which function has, in part, been contracted out to a third party administrator, as discussed herein.

     The Manager selects the Sub advisers and allocates assets of the Fund to the Sub advisers based on its continuing qualitative and quantitative assessment of the Sub advisers' skills in managing assets. Unlike many other mutual funds, the Fund does not depend upon the talents of one investment adviser. Rather, the Manager selects multiple portfolio managers to manage the assets of the Fund and allocates the assets among those managers, thereby achieving a diversity in expertise and investment style that would not be possible if the Fund had only one investment manager.

     The Manager, the Parent and their predecessors together have more than twenty years of experience in evaluating investment advisers for individual and institutional investors.

     The Manager allocates the assets of the Fund to the specific Sub advisers. Each Sub adviser has discretion, subject to oversight by the Board of Trustees and the Manager, to purchase and sell portfolio assets consistent with the objectives and policies set forth in its particular sub-advisory agreement (the "Sub-advisory Agreement") and established for it by the Manager. The Manager is paid a management fee by the Fund for its services, and a certain portion of that management fee (as set forth below) is forwarded to the Sub advisers as compensation for their services.

     While the Sub advisers are required to make investment decisions for the Fund independent of any decisions being made for their other clients, the Sub advisers are likely at times to make similar investment decisions for both the Fund and their other clients. When a Sub adviser makes simultaneous purchases or sales of securities for both the Fund and one or more of its other clients, the transactions are, to the extent practicable, averaged as to price and allocated as to amount between the Fund and the other clients. In some cases, this averaging and allocation could have a detrimental effect on the price or volume of a security in a particular transaction as far as the Fund is concerned, but the Trustees believe that, over time, the ability of the Fund to participate in large volume transactions should be advantageous to the Fund.

     None of the Sub advisers provide any services to the Fund other than pursuant to their Sub-advisory Agreements and except that a Sub adviser or its affiliated broker-dealer may execute transactions for the Fund and receive a brokerage commission in connection therewith. In addition, a Sub adviser may serve as a discretionary or non-discretionary investment adviser to one or more clients of the Manager and its affiliates and to accounts that are not related to the Manager or its affiliates. Each Sub-advisory Agreement requires the Sub adviser to act fairly and equitably in selecting investments and allocating investment opportunities, but no Sub adviser is required to provide the Fund with preferential treatment.

The Manager and the Sub-advisers
--------------------------------

     The Manager is a wholly owned subsidiary of the Parent, which in turn is owned by its employees and certain non-employee investors. Holding is the general partner of the Parent. No entity owns more than 25% of the equity in the Parent. As a whole, the employees of the Parent and its subsidiaries own in excess of 25% of the equity in the Parent. The following persons are affiliated with both the Manager and the Fund: Messrs. Maisano, Stransky, Crerend and Gwiazdowski and Ms. Bartel.

     Ownership information as to each of the Sub advisers is as follows:

  Iridian Asset Management LLC is controlled by Harold Levy and David
Cohen.

  Liberty Investment Management (formerly Eagle Asset Management) is a division of Goldman Sachs Asset Management, which in turn is a separate operating division of Goldman, Sachs & Co.

  Mastrapasqua & Associates, Inc. is wholly owned by Frank Mastrapasqua.

  Peachtree Asset Management is a division of Mutual Management Corporation, an indirect subsidiary of Citigroup Inc.

  Siphron Capital Management is wholly owned by David Siphron.

The Management Agreement and The Subadvisory Agreements
-------------------------------------------------------

     The Fund has entered into a Management Agreement (the "Management Agreement") with the Manager, and the Manager has entered into Sub-advisory Agreements with each of the Sub advisers. Under the Management Agreement, the Manager (i) selects, evaluates and terminates the Sub advisers and allocates the assets of the Fund among the Sub advisers, (ii) supervises the general investment of Fund assets, (iii) establishes the broad investment strategies for the Fund and (iv) provides the Fund with certain financial, accounting and statistical information for the Fund's prospectuses and registration statements.

     Under the Management Agreement, the Manager receives 0.92% per annum of the average of the daily net asset value of the Fund. From this amount, the Manager pays the following amounts to each of the Sub advisers (expressed as a per annum percentage of the average of the monthly net asset value of the assets of the Fund managed by such Sub adviser):


  Iridian Asset Management LLC -      .375%

  Liberty Investment Management -     .375%

  Mastrapasqua & Associates, Inc. -   .375%

  Peachtree Asset Management -        .375%

  Siphron Capital Management -        .375%


     The Management Agreement also provides that the Fund will reimburse the Manager on a cost basis in the event that the Manager provides any services involved in maintaining registrations of the Fund and its Shares with the Securities and Exchange Commission or involved in the preparation of shareholder reports. Organizational expenses have been capitalized by the Fund and are being amortized over 60 months, beginning on January 2, 1996.


     For the years ended December 31, 1998, December 31, 1997 and for the period from January 2, 1996 (commencement of operations) through December 31, 1996, the Manager received management fees from the Fund totalling $223,557, $400,402 and $504,328, respectively, net of $273,980, $309,371 and $303,122, respectively, in management fees waived in connection with a self-imposed fee waiver. (See "Voluntary Fee Waivers and Expenses Limitations" below.) Of the amounts received by the Manager, the Manager paid the then-existing sub-advisers as follows:

                                                                                 Amount of Sub-Advisory Fees Received
         Sub-Adviser                   Year Ended           Year Ended           Period From January 2, 1996/1/
                                    December 31, 1998     December 31, 1997      Through December 31, 1996
                                    -----------------   -------------------      ------------------------------------
Bennett Lawrence Mgmt. LLC
Equinox Capital Mgmt., Inc.              $13,166           $19,462                $ 98,194
Iridian Asset Mgmt.. LLC                 $28,738           $45,989                $ 54,670
Liberty Investment Mgmt.                 $53,889           $91,141                $ 43,086/2/
Mastrapasqua & Associates Inc.           $46,990           $51,572                $ 52,080
Siphron Capital Mgmt.                    $25,924           $25,558 /3/               N/A
                                         $34,400           $35,613 /3/               N/A

-----------------------
1  Commencement of operations.
2  For the period August 1 through December 31, 1996.
3  For the period March 1 through December 31, 1997.

     The amount of the management fee that will be retained by the Manager may vary according to the allocation of Fund assets among the Sub advisers if the Sub advisers are not paid the same fee.

     The Management Agreement with the Manager has been approved by the Trustees, including the Trustees who are not "interested persons" of the Manager under the 1940 Act. The Sub-advisory

Agreements with the Sub advisers have been approved by the Trustees, including the Trustees who are not "interested persons" of the appropriate Sub-adviser. The Management Agreement and each of the Sub-advisory Agreements was so approved by the Trustees at a meeting held on May 21, 1998. The Management Agreement and each Sub-Advisory Agreement provide that they shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Fund, and (ii) in either event, by a vote of a majority of the Trustees who are not "interested persons" of the Manager or the respective Sub-Adviser.

     Any amendment to the Management Agreement requires the approval of the holders of a majority of the Fund's outstanding shares and of the Trustees. The Management Agreement may be terminated at any time, without penalty, by the Trustees or the holders of a majority of the Fund's outstanding shares upon not more than 60 days written notice to the Manager. The Management Agreement will terminate automatically if it is assigned by the Manager.

     Any amendment to a Sub-advisory Agreement requires the approval of the Manager and the Trustees. The Manager may terminate any Sub-advisory Agreement without penalty at any time, subject to the approval of the Trustees. Each Sub-advisory Agreement will also terminate automatically if it is assigned unless the Manager and the Trustees agree to continue such Agreement.

Voluntary Fee Waivers and Expense Limitations
---------------------------------------------

     The Manager may from time to time, but is not required to, waive all or a portion of the management fee due to it under the Management Agreement. Any voluntary fee waiver by the Manager may be terminated or reduced at any time in the sole discretion of the Manager. Shareholders will be notified of any changes in such fee waivers at the time they become effective. The Manager has committed to waive a portion of its fee for the first three years of operation of the Fund (which ends on January 2, 2000) to the extent necessary to cap overall annual Fund expenses at 1.15% of the average of the daily net asset value of the Fund.

Administrative Services and Distribution Arrangements
-----------------------------------------------------

     Pursuant to a portfolio accounting and administrative services agreement, Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, is responsible for providing administrative and accounting functions to the Fund. These functions include certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of trustees administration, tax compliance services and reporting. Van Eck Associates Corporation receives an annual fee, payable monthly, at a per annum percentage of the average daily net asset value of the assets of the Fund. The annual fee is graduated, beginning at .20% of the average daily net assets of the Fund if such assets during the month the fee is calculated are less than $100 million and ending at .12% of the average daily net assets of the Fund if such assets during the month the fee is calculated are equal to or more than $260 million. There is a minimum annual fee of $100,000 payable to Van Eck Associates Corporation. For the years ended December 31, 1998, December 31, 1997 and the period from January 2, 1996 (commencement of operations) through December 31, 1996, Van Eck Associates Corporation received fees of $108,160, $154,298 and $175,533, respectively.

     The Distributor, a wholly owned subsidiary of the Parent, serves as distributor in connection with the offering of the shares and acts as agent in arranging the sale of the shares. The Distributor or its affiliates (other than the Fund) bear the expenses associated with the distribution of the shares, including all advertising and promotional expenses.

Custodian, Transfer Agent, Independent Accountants and Counsel.
---------------------------------------------------------------

     Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, (the "Custodian") acts as custodian for the Fund and is responsible for (i) holding all cash assets and portfolio securities of the Fund, (ii) releasing and delivering the Fund's securities as directed by the Fund or the Sub advisers, (iii) collecting all dividends, distributions and other payments due to the Fund and (iv) making all payments due from the Fund. The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

     DST Systems, Inc., 210 W. 10th Street, 8th Floor, Kansas City, Missouri 64105, serves as transfer, dividend disbursing and shareholder servicing agent for the Fund.

  PricewaterhouseCoopers, 1177 Avenue of the Americas, New York, New York 10036, are the independent accountants for the Fund.

  Day, Berry & Howard LLP, One Canterbury Green, Stamford, Connecticut 06854, as counsel to the Fund, has rendered opinions on the validity of the shares which were filed with the Securities and Exchange Commission as an exhibit to the Fund's registration statement. Day, Berry & Howard represents the Parent, the Manager and certain of their affiliates in matters not related to the Fund. In addition, the Retirement Plan for Partners and Employees of Day, Berry & Howard LLP, of which certain members of Day, Berry & Howard LLP are beneficiaries, held over 5% of the Fund as of December 31, 1998. (See "Principal Shareholders of the Fund.")

                      TRANSACTIONS IN PORTFOLIO SECURITIES

     Each Sub-advisory Agreement provides that the principal objective of each Sub adviser in executing portfolio transactions is to achieve the best price and execution available. Most portfolio transactions are expected to be effected in the primary markets, and in assessing best price and execution, the Sub advisers are expected to evaluate a number of considerations, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer selected to execute the transaction and the reasonableness of any commission paid to that broker or dealer.

     As stated in the Prospectus which proceeds or accompanies this Statement of Additional Information, in certain instances, the Fund may enter into directed brokerage arrangements in which it will direct the brokerage for certain securities transactions to be entered into by its Sub advisers to a certain broker-dealer in exchange for that broker-dealer's agreement to pay a portion of the custodian, transfer agent or other administrative fees incurred by the Fund. Directed brokerage transactions will only be executed if, in light of the offsetting reduction in administrative fees to be incurred by the Fund, they represent the best execution and price for that transaction or as good execution and price as would otherwise be available. No directed brokerage arrangement will be effected at any time that the Manager has waived all or a portion of its management fee under the Management Agreement, in accordance with the requirements of the 1940 Act and the rules thereunder.

     The Manager and/or one or more of the Sub-advisers may use an affiliated broker/dealer to execute transactions on behalf of the Fund. In addition, the Manager may participate in the directed brokerage arrangement described above with an affiliated broker/dealer.

     In addition to the directed brokerage arrangements described above, the Sub advisers, in assessing best price and execution, are authorized to consider the "brokerage and research services" (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), statistical quotations (particularly the quotations necessary to calculate the Fund's net asset value) and other information provided to the Fund, the Manager or a Sub adviser by a specific broker-dealer. Moreover, the Sub advisers are authorized to direct the Fund to pay a commission to a broker-dealer that is greater than the commission which would be paid to another dealer executing the same portfolio transaction if the Trustees, the Manager or such Sub adviser determines in good faith that the higher commission is reasonable in light of the brokerage and research services provided by that broker-dealer. For the years ended December 31, 1998, December 31, 1997 and the period from January 2, 1996 (commencement of operations) through December 31, 1996, the Fund paid brokerage commissions totalling $69,169, $176,563 and $383,941, respectively on purchases and sales of portfolio securities, of which amount, $9,712 (14%), $52,901 (30.0%) and $57,826 (15.1%)
was paid to broker-dealers providing research services.

     The Trustees from time to time review the brokerage commissions paid by the Fund to determine whether such commissions are reasonable in light of the directed brokerage arrangements described above or in light of the brokerage and research services provided to the Fund by the applicable broker-dealers.

     The Sub advisers may receive brokerage and research services from broker-dealers executing Fund portfolio transactions which primarily benefit one or more other accounts for which the Sub adviser exercises investment discretion. The fees of the Sub advisers are not reduced by reason of their receipt of those services.

     The Sub advisers generally do not provide services other than investment management services to the Fund. However, a Sub adviser or its affiliated broker-dealer may execute portfolio transactions for the Fund (either for transactions managed by it or for transactions managed by another Sub adviser) and may receive a brokerage commission for such transactions in accordance with
Section 17(e) of the 1940 Act and procedures adopted for such transactions by the Trustees pursuant to rules thereunder. For the year ended December 31, 1998, the Fund paid $557 in commissions to Goldman Sachs & Co., a broker-dealer affiliated with one of the Fund's Sub advisers, Liberty Investment Management. This represented 0.81% of total commissions paid by the Fund and 0.000757% of the aggregate dollar amount of commission transactions effected by the Fund for the period. No affiliated brokerage transactions were effected during the period from January 2 through December 31, 1996. Neither a Sub adviser nor its affiliated broker-dealer may act as a principal in a transaction involving the Fund.

     In allocating portfolio transactions among broker-dealers, a Sub adviser may, but is not required to, consider any sales of shares of the Fund by a particular broker-dealer or its affiliate.

     The Fund may purchase securities of its regular broker-dealers (as defined in Rule 10b-1 under the Act), or their parents. At December 31, 1998, the Fund owned shares of Morgan Stanley Dean Witter, Discover and Co., having a value of $205,900.

                               SHARES OF THE FUND

     The Fund offers one class of Common Shares. The Fund does not have any securities other than its Common Shares.

     Shares of the Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or by the Fund's Declaration of Trust, they may be entitled to vote. There are no cumulative voting rights; accordingly, the holders of more than 50% of the outstanding shares could elect all of the Trustees. The Fund is not required, and does not intend, to hold annual meetings of shareholders under normal circumstances. The Trustees or the shareholders may call special meetings of the Shareholders for action by shareholder vote, including the removal of any or all of the Trustees. Trustees will call a special meeting of shareholders of the Fund upon written request of the holders of at least 10% of the outstanding shares.

     The Fund's shares do not have liquidation rights, preemptive rights or the right to convert to another security. The shares are not subject to further calls or to assessments by the Fund.

                              PURCHASE AND PRICING

     Shares in the Fund are offered through the Distributor on a continuous basis with a minimum initial investment in the Fund of $50,000 and a minimum additional investment of $1,000. These minimums may be waived by the Fund or the Manager in certain circumstances. The shares in the Fund are sold at the net asset value per share next computed after the purchase order is received in proper form by the Transfer Agent.

     As stated above, the shares are sold at net asset value per share. Net asset value per share is determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time, on each business day. Net asset value per share is equal to the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission.

     Securities held by the Fund which are traded on a national exchange are valued based on the last quoted sale price on such exchange on or recently before the valuation date (or if the securities are traded on more than one exchange on or recently before the valuation date, the principal exchange that such securities are traded on, as determined by the appropriate Sub adviser) or, if there has been no recent sale of securities, at the last bid price. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or, lacking any sales, at the last quoted bid price. Securities and other investments for which market quotations are not readily available are valued at fair value, as determined in good faith by the appropriate Sub adviser and pursuant to procedures established by the Trustees.

                           FEDERAL INCOME TAX STATUS

     The Fund has elected and qualified and intends to qualify each year to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a RIC for any taxable year, the Code requires that, for that taxable year: (i) at least 90% of the Fund's gross income be derived from dividends, interest, payments with respect to securities loans, gains from the disposition of stock, securities and foreign currencies or other income derived from the Fund's business of investing in stock, securities and currencies; (ii) the Fund distribute at least 90% of its dividend, interest and certain other taxable income ("Investment Company Taxable Income") and 90% of its net tax-exempt interest income; (iii) at the end of each fiscal quarter, at least 50% of the value of the Fund's total assets be maintained in cash, U.S. Government securities, securities of other RICs and stock or other securities that represent, with respect to any one issuer, no more than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter, no more than 25% of the value of the Fund's total assets be invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

     The Fund is subject to Federal income tax as a corporation on its Investment Company Taxable Income, but, for any year in which the Fund qualifies as a RIC, it is allowed a deduction based on dividends paid to shareholders in computing such amount. If for any year the Fund does not qualify as a RIC, all of its taxable income for the year will be subject to Federal income tax without a deduction for dividends paid to shareholders, and such distributions will be includable in gross income by the shareholders entitled to payment thereof to the extent of the Fund's current and accumulated earnings and profits. The Fund intends to pay sufficient dividends to avoid liability for Federal income tax and accordingly does not expect to incur Federal income tax. It may not, however, be possible for the Fund to avoid this tax entirely for all taxable years.

     If at any time during the last half (July 1 through December 31) of a taxable year of the Fund more than 50 percent of the Fund's outstanding shares are owned, directly or indirectly, by or for not more than five individuals (which for purposes of this analysis includes employee pension and benefit plans like those presently investing in the Fund and certain other entities), the Fund would be a personal holding company ("PHC") under Subchapter G of the Code for such taxable year. For any year that the Fund is a PHC and incurs liability for Federal income tax, the amount of that liability will be computed at the highest rate applicable to corporations. For any year that the Fund is a PHC, it will also be subject to a 39.6% personal holding company tax (in addition to any Federal income tax or other taxes to which it may be subject) on any undistributed personal holding company income. The Fund was a PHC for its 1998 taxable year, but it made sufficient distributions to avoid liability for personal holding company tax. It may not, however, be possible for the Fund to avoid this tax entirely for all taxable years in which it may be a PHC.

     If the Fund qualifies as a RIC but does not meet certain distribution requirements, the Fund will be liable for a 4% non-deductible excise tax on certain undistributed amounts. The Fund intends to comply with those distribution requirements and accordingly does not expect to incur this excise tax. The Fund was a RIC for its 1998 taxable year, but it made sufficient distributions to avoid liability for this excise tax. It may not, however, be possible for the Fund to avoid this tax entirely in all years.

     The Fund may invest in obligations (such as zero coupon bonds) that are issued with original issue discount ("OID"). OID income is accrued and included in Investment Company Taxable Income even if the Fund does not receive any cash from such obligations. Accordingly, the Fund may need to sell some of its assets in order to satisfy the distribution requirements applicable to RICs. The Fund may also invest in other investment vehicles, including other RICs, that in turn invest in stock and other securities issued by foreign issuers. Dividends and other income derived from such foreign issuers may be subject to withholding of foreign taxes, which would reduce the amount ultimately received by the Fund.

     Dividends (other than capital gain dividends and exempt-interest dividends) paid by the Fund, including those distributing any net short-term capital gains, to shareholders subject to Federal income tax thereon will be taxable as ordinary dividend income. Capital gain dividends (distributed from a year's excess of net long-term capital gains over net short-term capital losses) to shareholders subject to Federal income tax thereon will be taxable as long-term capital gains regardless of how long shareholders have held their shares. In the case of a shareholder other than a corporation, a portion of any capital gain dividend distributed by the Fund may qualify for Federal income taxation at a maximum rate of 20% and any amount of such a capital gain dividend not so qualifying will qualify for Federal income taxation at a maximum rate of 28%. These rules apply regardless of whether dividends are distributed in cash or shares. Any loss realized upon the redemption of shares not more than six months from the date of acquisition will be treated as a long-term capital loss to the extent of any capital gain dividends during that six-month period. No loss will be allowed on the sale or exchange of shares of the Fund to the extent the shareholder acquires (including through an automatic reinvestment of dividends), or enters into a contract or option to acquire, other shares or substantially identical stock or securities within the 61-day period starting 30 days before the sale or exchange of the shares sold or exchanged.

     If for any taxable year the Fund complies with certain requirements, corporate shareholders may be entitled to a dividends-received deduction for all, or a portion of, dividends paid by the Fund (other than capital gain dividends) that are attributable to dividends received by the Fund from domestic corporations.

     Within 60 days of the end of the Fund's taxable year, the Fund will notify shareholders of the amounts and tax status of dividends and distributions from the Fund. Under Federal income tax laws, the Fund must report to the Internal Revenue Service (the "IRS") all distributions of taxable income, including capital gains, and gross proceeds from redemptions received by all shareholders not exempt from that requirement. If a shareholder required to provide the Fund with its correct taxpayer identification number or a certification does not do so, or if the IRS notifies the Fund that a shareholder may not be in compliance with the backup withholding rules, the Fund will be required to withhold from such shareholder's distributions and redemption proceeds Federal income tax at a rate of 31%, and amounts paid to the shareholder will be reduced accordingly.

     Dividends and other distributions from the Fund may also be subject to state and local taxes. Shareholders should consult with their tax advisers concerning the state and local tax consequences of investing in the Fund.

     As stated in the Prospectus, shares of the Fund may be acquired in exchange for securities held by an investor which are acceptable to the Fund. If one or more investors were to effect such an in-kind purchase in exchange for 80% or more of the Fund's shares, the Fund's basis for the securities it accepts from an investor could be that investor's basis therefor, and the investor's basis for the Fund's shares acquired in the exchange could be the investor's basis in the securities exchanged therefor. If that basis is less than the fair market value of the securities at the time of the exchange, the potential tax liability of the investor with respect to the sale or other disposition of the Fund's shares acquired in the exchange would be increased, as would the potential tax liability of the Fund or its shareholders with respect to capital gains realized by the Fund in connection with such securities.

     The foregoing is a general and abbreviated discussion of U.S. Federal income tax consequences of investing in the Fund. Non-U.S. investors should consult with their tax advisers concerning the tax consequences of owning shares of the Fund, including the possibility that distributions may be subject to withholding of Federal income tax at a rate of 30% (or a reduced rate if provided by treaty). All investors, including any subject to special income tax treatment applicable to entities of their type, are encouraged to consult with their tax advisers for more information concerning the Federal, foreign, state and local tax rules applicable to ownership and disposition of shares of the Fund by them.


                                PERFORMANCE DATA

Performance Information
-----------------------

        The following table presents the average annual total return of the Fund for the periods shown and compares that return to the average annual total return of the Standarda & Poor's 500 stock index (the "S&P 500") for those periods.

                                1 Year       Since Inception (1/2/96)
                                ------       ------------------------
                  The Fund      23.86%                22.20%
                  S&P 500(1)    28.67%                28.22%


(1) The S&P 500 is an unmanaged capitalization-weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The index reflects reinvestment of dividends.



Performance Advertisements
--------------------------

     From time to time, the Fund may include performance data in advertisements, sales literature or reports to current or prospective shareholders. Performance data about the Fund is based on the Fund's past performance only and is not an indication of future performance. Performance data may be expressed in various measures, including total return for the Fund's shares or as a statistical reference to the Fund's volatility. Average annual total return figures as prescribed by the Securities and Exchange Commission represent the average annual percentage change in value of a $1,000 investment in the Fund for one-, five-, and ten-year periods, or any portion thereof, to the extent applicable, through the end of the most recent fiscal quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments of other amounts. For such purposes, total return equals the total of all income and capital gains paid to holders of shares of the Fund, assuming reinvestment of all distributions, plus (or minus) the change in value of the original investment, expressed as a percentage of the purchase price. Volatility will be measured as the standard deviation of the Fund's past performance. The Fund may also include in advertisements, sales literature or reports a comparison of Fund performance to the performance of other mutual funds, recognized services which monitor and/or rank mutual fund performance or various unmanaged indices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

     Advertisements, sales literature and communications may also contain information about the Fund's, the Manager's or the Subadvisers' current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to a changing market and economic environment. From time to time, the Fund may discuss specific portfolio holdings or industries in such communications.

     For a description of the methods used to determine total return and volatility, see "Performance Data".

Total Return Computations
-------------------------

  The Fund may include in advertisements or sales literature certain total return information. For such purposes, total return equals the total of all income and capital gains paid to holders of shares of the Fund, assuming reinvestment of all distributions, plus (or minus) the change in value of the original investment, expressed as a percentage of the purchase price. For the year ended December 31, 1998 and 1997 and the period beginning with the commencement of the Fund's operations on January 2, 1996 (commencement of operations) and ended on December 31, 1996, the Fund's average total return was 23.86%, 28.8% and 14.3%, respectively.

     Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                           P(1+T)/to the nth power/=ERV
Where:               P    = a hypothetical initial payment of $1,000
                     T    = average annual total return
                     n    = number of years
                   ERV    = ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1, 5, or
                            10 year periods at the end of the year or period;

The calculation assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing th net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

             Yield = 2[A-B/CD + 1)/6/-1]
Where:       A       =   dividends and interest earned during the period
             B       =   expenses accrued for the period (net of reimbursement)
             C       =   the average daily number of shares outstanding during
                         the period that were entitled to receive dividends
             D       =   the maximum offering price per share on the last day
                         of the period after adjustment for payment of dividends within 30 days thereafter

The Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:



                               [(B-A)/A](100)=ATR
Where:              A          = initial investment
                    B          = value at end of period
                    ATR        = aggregate total return

Volatility Computations
-----------------------

  As stated in the Prospectus, the Fund may include in advertisements and sales literature certain quantifications of the historical volatility of the performance of the Fund as the standard deviation of such performance. Standard deviation is calculated using a typical standard deviation formula. For the year ended December 31, 1998, the Fund's standard deviation was 23.51%. For the period from January 2, 1996 (commencement of operations) through December 31, 1996, the Fund's standard deviation was 12.15.

Performance Comparisons
-----------------------

  As described in the Prospectus, the Fund may include in advertisements or sales literature comparisons of Fund performance to the performance of other mutual funds having similar structures and/or objectives. Such comparisons may be expressed as a ranking prepared by independent services or publications. In addition, the Fund's performance may be compared to that of various unmanaged indices, including the S&P 500 and the NASDAQ Composite.


                          DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions declared in December but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such dividends and distributions. Unless a shareholder has elected to receive dividends and distributions in cash, all dividends and distributions will be reinvested in additional shares of the Fund (at net asset value at the time of reinvestment). Any election may be changed at any time by delivering written notice to the Fund at least 10 business days prior to the payment date. The amount of the Fund'sdividends and/or distributions will change from year to year as a result of such factors as the investments made and sold for the Fund and the fluctuation of the number of the Fund shares outstanding. The fiscal year of the Fund ends on December 31.

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund offers one class of shares. The shares have no par value, and the Fund may increase the number of shares without the approval of existing shareholders, provided that any such increase may not decrease the net asset value of the existing shares. Shares of the Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or by the Fund's Declaration of Trust, they may be entitled to vote.

     The Fund is not required, and does not intend, to hold annual meetings of shareholders under normal circumstances. The Trustees or the shareholder may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Trustees. Trustees will call a special meeting of shareholders of the Fund upon written request of the holders of at least 10% of the outstanding shares.

     Under Massachusetts law, the shareholders and trustees of a business trust like the Fund may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Fund's Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Fund's obligations to third parties and that every written contract made by the Fund shall contain a provision to that effect. The Fund's Declaration of Trust also requires the Fund to indemnify Trustees against such liabilities and any related claims and expenses. The Fund will not indemnify a Trustee when the loss is due to willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

                              FINANCIAL STATEMENTS

     The financial statements for the Fund for the year ended December 31, 1998, with related footnotes, are included in the Fund's 1998 Annual Report to Shareholders, which was filed with the Securities and Exchange Commission and are incorporated herein by reference.